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                                                                    EXHIBIT 99.4


                              EMPLOYMENT AGREEMENT

         This Employment Agreement (this "Agreement") is made as of July 1, 1998 by Trade Source International, Inc. a Delaware corporation (the "Employer"), Neall Humphrey, an individual resident in El Dorado Hills, California (the "Executive") and Craftmade International, Inc., a Delaware corporation ("Craftmade").

                                    RECITALS

         Concurrently with the execution and delivery of this Agreement, Craftmade is acquiring all of the outstanding capital stock of Trade Source International, Inc., a California corporation ("TSI California"), through a merger (the "Merger") of TSI California with and into Employer, pursuant to a Merger Agreement dated as of July 1, 1998 among Craftmade, Employer, Neall and Leslie Humphrey, John DeBlois, the Wiley Family Trust, James Bezzerides, the Bezzco Inc. Employee Retirement Trust and TSI California (the "Merger Agreement"). Craftmade and the Employer desire the Executive's continued employment with Employer, and the Executive wishes to accept such continued employment, upon the terms and conditions set forth in this Agreement.

                                   AGREEMENT

         The parties, intending to be legally bound, agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         For the purposes of this Agreement, the following terms have the meanings specified or referred to in this Article I.

         "Basic Compensation"--Salary and Benefits.

         "Board of Directors"--the board of directors of Craftmade.

         "Confidential Information"--information that is used in the Company's business and

         (a)     is proprietary to, about or created by the Company;

         (b) gives the Company some competitive advantage, the opportunity of obtaining such advantage or the disclosure of which could be detrimental to the interests of the Company;

         (c) is not typically disclosed to non-employees by the Company, or otherwise is treated as confidential by the Company; or
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         (d)     is designated as Confidential Information by the Company or from all the relevant circumstances should reasonably be assumed by the Employee to be confidential to the Company.

Confidential Information shall not include information publicly known (other than as a result of a direct or indirect disclosure by the Executive). The phrase "publicly known" shall mean readily accessible to the public in a written publication.

         "Effective Date"--the date stated in the first paragraph of the Agreement.

         "Employee Invention"--any idea, invention, technique, modification, process, or improvement (whether patentable or not), any industrial design (whether registerable or not) and any work of authorship (whether or not copyright protection may be obtained for it) created, conceived, or developed by the Executive, either solely or in conjunction with others, during the Employment Period, or a period that includes a portion of the Employment Period, that relates in any way to the business then being conducted or proposed to be conducted by the Employer, and any such item created by the Executive, either solely or in conjunction with others, following termination of the Executive's employment with the Employer, that is based upon or uses Confidential Information.

         "Employment Period"--the term of the Executive's employment under this Agreement.

         "Fiscal Year"--the Employer's fiscal year, as it exists on the Effective Date or as changed from time to time.

         "person"--any individual, corporation (including any non-profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or governmental body.

         "Post-Employment Period"--for purposes of Section 8.2, the two-year period beginning on the date of termination of the Executive's employment with the Employer.


                                   ARTICLE II

                          EMPLOYMENT TERMS AND DUTIES

         2.1 Employment. The Employer hereby employs the Executive, and the Executive hereby accepts employment by the Employer, upon the terms and conditions set forth in this Agreement.

         2.2 Term. Subject to the provisions of Article VI, the term of the Executive's employment under this Agreement will initially be three years, beginning on the Effective Date and ending on the third anniversary of the Effective Date (the "Initial Term"). After the Initial Term, the Agreement shall be extended for two additional one- year terms (the "First Additional



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Term" and the "Second Additional Term," respectively), unless the Executive provides written notice of electionnot to renew at least 45 days before the commencement of the First Additional Term and the Second Additional Term, respectively.

         2.3 Duties. The Executive will initially serve as President of the Employer and will have such duties as are typically commensurate with such position, subject to the assignment or delegation of duties by the Board of Directors or Chief Executive Officer of Craftmade. The Executive will devote his entire business time, attention, skill, and energy exclusively to the business of the Employer, will use his best efforts to promote the success of the Employer's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of the Employer. If the Executive is elected as a director of the Employer or Craftmade, or as a director or officer of any of their affiliates, the Executive will fulfill his duties as such director or officer with the same compensation as is paid to the other directors that are employees of Craftmade, if any.


                                  ARTICLE III

                                  COMPENSATION

         3.1     Basic Compensation.

         (a) Salary. The Executive will be paid an annual salary of $225,000.00, subject to adjustment as provided below (the "Salary"), which will be payable in equal periodic installments according to the Employer's customary payroll practices, but no less frequently than monthly. The Salary will be reviewed by the Board of Directors not less frequently than annually, and the Board of Directors, subject to its fiduciary obligations, shall provide for an increase in the Salary proportionate to that of Craftmade's Chief Executive Officer.

         (b) Bonus. The Chief Executive Officer of Craftmade will review the performance of the Executive not less frequently than annually, and the Chief Executive Officer of Craftmade shall provide for an annual bonus to the Executive (the "Bonus") based on the performance of the Employer; such standards for the performance of Employer shall be comparable to those standards established concerning the receipt of any bonus by the Chief Executive Officer of Craftmade with respect to the performance of Craftmade.

         (c) Benefits. The Executive will, during the Employment Period, be entitled to such pension, profit sharing, life insurance, hospitalization, major medical, disability and other employee benefits as are provided to Craftmade's Chief Executive Officer, to the extent the Executive is eligible under the terms of any applicable benefit plan (collectively, the "Benefits").

         3.2 Stock Options. The Executive shall be entitled to participate in any stock option plan, employee stock ownership plan or similar plan of Craftmade that is provided to Craftmade's Chief Executive Officer, to the extent the Executive is eligible under the terms of such plan.





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                                   ARTICLE IV

                            FACILITIES AND EXPENSES

         4.1 General. The Employer will furnish the Executive office space, equipment, supplies, and such other facilities and personnel as the Employer deems necessary or appropriate for the performance of the Executive's duties under this Agreement. The Employer will pay on behalf of the Executive (or reimburse the Executive for) reasonable expenses incurred by the Executive at the request of, or on behalf of, the Employer in the performance of the Executive's duties pursuant to this Agreement, and in accordance with the Employer's employment policies, including reasonable expenses incurred by the Executive in attending conventions, seminars, and other business meetings, in appropriate business entertainment activities, and for promotional expenses. The Executive must file expense reports with respect to such expenses in accordance with the Employer's policies.

         4.2 Automobile. During the term of Executive's employment, Employer shall provide Executive with an automobile comparable to the one provided to Executive prior to the date hereof and shall assume and pay all expenses related thereto.

         4.3 Facilities. Executive shall be based in California during the term of this Agreement. Notwithstanding the preceding, Executive agrees to spend such time in the Dallas/Fort Worth area as is, in the mutual opinion of Craftmade's Chief Executive Officer and Executive, necessary to fulfill Executive's job responsibilities. During the term of this Agreement, while Executive is in the Dallas/Fort Worth area, the Employer shall provide and pay for a condominium and an automobile to be utilized by Executive at no expense to the Executive.


                                   ARTICLE V

                             VACATIONS AND HOLIDAYS

         The Executive will be entitled to the amount of paid vacation as is provided to the Chief Executive Officer of Craftmade, in accordance with the vacation policies of the Employer in effect for its executive officers from time to time. Vacation must be taken by the Executive at such time or times as approved by the Chairman of the Board or Chief Executive Officer of Craftmade. The Executive will also be entitled to the paid holidays set forth in the Employer's policies. Vacation days and holidays during any Fiscal Year that are not used by the Executive during such Fiscal Year may not be used in any subsequent Fiscal Year.





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                                   ARTICLE VI

                                  TERMINATION

         6.1 Events of Termination. The Employment Period, the Executive's Basic Compensation, the Executive's Bonus and any and all other rights of the Executive under this Agreement or otherwise as an employee of the Employer will terminate (except as otherwise provided in this Article VI):

         (a)     upon the death of the Executive;

         (b) upon the disability of the Executive (as defined in Section 6.2) immediately upon notice from either party to the other;

         (c) upon termination of the Executive for Cause (as defined in Section 6.3), immediately upon notice from the Employer to the Executive, or at such later time as such notice may specify;

         (d) upon termination by the Executive for Good Reason (as defined in Section 6.4) upon not less than thirty days' prior notice from the Executive to the Employer;

         (e)     upon termination of the Executive without Cause; or

         (f)     upon termination by the Executive for other than Good Reason.

         6.2 Definition of Disability. The Executive will be deemed to have a "disability" if, for physical or mental reasons, the Executive is unable to perform the Executive's duties under this Agreement for 120 consecutive days, or 180 days during any twelve month period, as determined in accordance with this Section 6.2. The disability of the Executive will be determined by a medical doctor selected by written agreement of the Employer and the Executive upon the request of either party by notice to the other. If the Employer and the Executive cannot agree on the selection of a medical doctor, each of them will select a medical doctor and the two medical doctors will select a third medical doctor who will determine whether the Executive has a disability. The determination of the medical doctor selected under this Section 6.2 will be binding on both parties. The Executive must submit to a reasonable number of examinations by the medical doctor making the determination of disability under this Section 6.2, and the Executive hereby authorizes the disclosure and release to the Employer of such determination and all supporting medical records. If the Executive is not legally competent, the Executive's legal guardian or duly authorized attorney-in-fact will act in the Executive's stead, under this Section 6.2, for the purposes of submitting the Executive to the examinations, and providing the authorization of disclosure, required under this Section 6.2.

         6.3 Definition of "Cause". "Cause" means: (a) the Executive's material breach of this Agreement; (b) the Executive's failure to adhere to any material written Employer policy if the





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Executive has been given a reasonable opportunity to comply with such policy or cure his failure to comply (which reasonable opportunity must be granted during the ten-day period precedingtermination of this Agreement); (c) the appropriation (or attempted appropriation) of a material business opportunity of the Employer, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Employer; (d) the misappropriation (or attempted misappropriation) of any of the Employer's funds or property; or (e) the conviction of or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment.

         6.4 Definition of "Good Reason". The phrase "Good Reason" means any of the following: (a) the Employer's or Craftmade's material breach of this Agreement; (b) the assignment of the Executive without his consent to a position, responsibilities, or duties of a materially lesser status or degree of responsibility than his position, responsibilities, or duties at the Effective Date; or (c) the relocation of the Executive outside El Dorado Hills, California; (d) the requirement by the Employer that the Executive be based anywhere other than the Employer's principal executive offices, in either case without the Executive's consent; or (e) any material reduction in Benefits.

         6.5 Termination Pay. Effective upon the termination of this Agreement, the Employer will be obligated to pay the Executive (or, in the event of his death, his designated beneficiary as defined below) only such compensation as is provided in this Section 6.5, and in lieu of all other amounts and in settlement and complete release of (i) all claims the Executive may have against the Employer or Craftmade, or any of its affiliates, arising out of or pursuant to this Agreement and (ii) all claims the Employer or Craftmade may have against the Executive arising out of or pursuant to this Agreement. For purposes of this Section 6.5, the Executive's designated beneficiary will be such individual beneficiary or trust, located at such address, as the Executive may designate by notice to the Employer from time to time or, if the Executive fails to give notice to the Employer of such a beneficiary, the Executive's estate. Notwithstanding the preceding sentence, the Employer will have no duty, in any circumstances, to attempt to open an estate on behalf of the Executive, to determine whether any beneficiary designated by the Executive is alive or to ascertain the address of any such beneficiary, to determine the existence of any trust, to determine whether any person or entity purporting to act as the Executive's personal representative (or the trustee of a trust established by the Executive) is duly authorized to act in that capacity, or to locate or attempt to locate any beneficiary, personal representative, or trustee.

         (a) Termination by the Executive for Good Reason or Termination by the Employer Without Cause. If the Executive terminates this Agreement for Good Reason or if Employer terminates this Agreement without Cause, the Employer will pay the Executive (i) the Executive's Salary for the remainder, if any, of the Initial Term, the First Additional Term or the Second Additional Term, as applicable, (ii) the value of any accrued but unpaid or unused vacation or sick leave for the calendar year and (iii) that portion of the Executive's Bonus, if any, for the Fiscal Year during which the termination is effective, prorated through the date of termination.





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         (b)     Termination by the Employer for Cause or Termination by the
Executive Without Good Reason. If the Employer terminates this Agreement for Cause or if the Executive terminates this Agreement for other than Good Reason, the Executive will be entitled to receive his Salary onlythrough the date such termination is effective, but will not be entitled to any Bonus for the Fiscal Year during which such termination occurs or any subsequent Fiscal Year.

         (c) Termination upon Disability. If this Agreement is terminated by either party as a result of the Executive's disability, as determined under
Section 6.2, the Employer will pay the Executive his Salary through the remainder of the calendar month during which such termination is effective and the period until disability insurance benefits commence under the disability insurance coverage furnished by the Employer to the Executive.

         (d) Termination upon Death. If this Agreement is terminated because of the Executive's death, the Executive will be entitled to receive his Salary through the end of the calendar month in which his death occurs, and that part of the Executive's Bonus, if any, for the Fiscal Year during which his death occurs, prorated through the end of the calendar month during which his death occurs.

         (e) Benefits. The Executive's accrual of, or participation in plans providing for, the Benefits will cease at the effective date of the termination of this Agreement, and the Executive will be entitled to accrued Benefits pursuant to such plans only as provided in such plans. Notwithstanding the preceding, the Executive shall be entitled to receive all accrued but unpaid salary, Benefits and vacation pay upon the termination of this Agreement.


                                  ARTICLE VII

                  NON-DISCLOSURE COVENANT; EMPLOYEE INVENTIONS

         7.1 Acknowledgments by the Executive. The Executive acknowledges that (a) during the Employment Period and as a part of his employment, the Executive will be afforded access to Confidential Information; (b) public disclosure of such Confidential Information could have an adverse effect on the Employer and its business; (c) because the Executive possesses substantial technical expertise and skill with respect to the Employer's business, the Employer desires to obtain exclusive ownership of each Employee Invention, and the Employer will be at a substantial competitive disadvantage if it fails to acquire exclusive ownership of each Employee Invention; (d) Craftmade has required that the Executive make the covenants in this Article VII as a condition to the Merger; and (e) the provisions of this Article VII are reasonable and necessary to prevent the improper use or disclosure of Confidential Information and to provide the Employer with exclusive ownership of all Employee Inventions.

         7.2 Agreements of the Executive. In consideration of the compensation and benefits to be paid or provided to the Executive by the Employer under this Agreement, the Executive covenants as follows:





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         (a)     Confidentiality.

                 (i) During and following the Employment Period, the Executive will hold in confidence the Confidential Information and will not disclose it to any person except (A) with the specific prior written consent of the Employer, (B) as necessary to carry out the Executive's duties under this Agreement or (C) except as otherwise expressly permitted by the terms of this Agreement.

                 (ii) Any trade secrets of the Employer will be entitled to all of the protections and benefits under applicable law. If any information that the Employer deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Agreement, such information will, nevertheless, be considered Confidential Information for purposes of this Agreement. The Executive hereby waives any requirement that the Employer submit proof of the economic value of any trade secret or post a bond or other security.

                 (iii) None of the foregoing obligations and restrictions applies to any part of the Confidential Information that the Executive demonstrates was or became generally available to the public other than as a result of a direct or indirect disclosure by the Executive.

                 (iv) The Executive will not remove from the Employer's premises (except to the extent such removal is for purposes of the performance of the Executive's duties at home or while traveling, or except as otherwise specifically authorized by the Employer) any document, record, notebook, plan, model, component, device, or computer software or code, whether embodied in a disk or in any other form (collectively, the "Proprietary Items"). The Executive recognizes that, as between the Employer and the Executive, all of the Proprietary Items, whether or not developed by the Executive, are the exclusive property of the Employer. Upon termination of this Agreement by either party, or upon the request of the Employer during the Employment Period, the Executive will return to the Employer all of the Proprietary Items in the Executive's possession or subject to the Executive's control, and the Executive shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items.

         (b) Employee Inventions. Each Employee Invention will belong exclusively to the Employer. The Executive acknowledges that all of the Executive's writing, works of authorship, specially commissioned works and other Employee Inventions are works made for hire and the property of the Employer, including any copyrights, patents or other intellectual property rights pertaining thereto. If it is determined that any such works are not works made for hire, the Executive hereby assigns to the Employer all of the Executive's right, title, and interest, including all rights of copyright, patent and other intellectual property rights, to or in such Employee Inventions. The Executive covenants that he will promptly:

                 (i)      disclose to the Employer in writing any Employee
         Invention;





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                 (ii)     assign to the Employer or to a party designated by
         the Employer, at the Employer's request and without additional compensation, all of the Executive's right to the Employee Invention for the United States and all foreign jurisdictions;

                 (iii) execute and deliver to the Employer such applications, assignments, and other documents as the Employer may request in order to apply for and obtain patents or other registrations with respect to any Employee Invention in the United States and any foreign jurisdictions;

                 (iv) sign all other papers necessary to carry out the above obligations; and

                 (v) give testimony and render any other assistance in support of the Employer's rights to any Employee Invention.

         7.3 Disputes or Controversies. The Executive recognizes that should a dispute or controversy arising from or relating to this Agreement be submitted for adjudication to any court, arbitration panel, or other third party, the preservation of the secrecy of Confidential Information may be jeopardized. To the extent permitted by law, all pleadings, documents, testimony, and records relating to any such adjudication will be maintained in secrecy and will be available for inspection by the Employer, the Executive, and their respective attorneys and experts, who will agree, in advance and in writing, to receive and maintain all such information in secrecy, except as may be limited by them in writing.


                                  ARTICLE VIII

                      NON-COMPETITION AND NON-INTERFERENCE

         8.1 Acknowledgments by the Executive. The Executive acknowledges that: (a) the services to be performed by him under this Agreement are of a special, unique, unusual, extraordinary, and intellectual character; (b) the Employer's business is international in scope and its products are marketed throughout the world; (c) the Employer competes with other businesses that are or could be located in any part of the world; (d) Craftmade has required that the Executive make the covenants set forth in this Article VIII as a condition to the Merger; and (e) the provisions of this Article VIII are reasonable and necessary to protect the Employer's business.

         8.2 Covenants of the Executive. In consideration of the acknowledgments by the Executive, and in consideration of the compensation and benefits to be paid or provided to the Executive by the Employer, the Executive covenants that he will not, directly or indirectly:

         (a) during the Employment Period, except in the course of his employment hereunder, directly or indirectly, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated





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with or in any manner connected with, lend the Executive's name or any similar name to, lend Executive's credit to or render services or advice to, any business whose products compete in whole or in part with the products or market areas of the Employer; provided, however, that the Executive may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934;

         (b) during the Post-Employment Period, directly or indirectly, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, lend the Executive's name or any similar name to, lend Executive's credit to or render services or advice to, any business whose products compete in whole or in part with the product lines and the market areas utilized by the Employer and Craftmade on the last day of the Employment Period; provided, however, that the Executive may purchase or otherwise acquire up to (but not more than) one percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or have been registered under Section 12(g) of the Securities Exchange Act of 1934;

         (c) whether for the Executive's own account or for the account of any other person, at any time during the Employment Period and the Post-Employment Period, solicit business of the same product lines being carried by the Employer in the same market areas as the Employer, from any person known by the Executive to be a customer of the Employer, whether or not the Executive had personal contact with such person during and by reason of the Executive's employment with the Employer;

         (d) whether for the Executive's own account or the account of any other person (i) at any time during the Employment Period and the Post-Employment Period, solicit, employ, or otherwise engage as an employee, independent contractor, or otherwise, any person who is an employee of the Employer or in any manner induce or attempt to induce any employee of the Employer to terminate his employment with the Employer; or (ii) at any time during the Employment Period and the Post-Employment Period, interfere with the Employer's relationship with any person, including any person who at any time during the Employment Period was an employee, contractor, supplier, or customer of the Employer; or

         (e) at any time during or after the Employment Period, disparage the Employer or any of its shareholders, directors, officers, employees, or agents.

         If any covenant in this Section 8.2 is held to be unreasonable, arbitrary, or against public policy, such covenant will be considered to be divisible with respect to scope, time, and geographic area, and such lesser scope, time, or geographic area, or all of them, as a court of competent jurisdiction may determine to be reasonable, not arbitrary, and not against public policy, will be effective, binding, and enforceable against the Executive.





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         The period of time applicable to any covenant in this Section 8.2 will be extended by the duration of any violation by the Executive of such covenant.

         The Executive will, while the covenant under this Section 8.2 is in effect, give notice to the Employer, within ten days after accepting any other employment, of the identity of the Executive's employer. Craftmade or the Employer may notify such employer that the Executive is bound by this Agreement and, at the Employer's election, furnish such employer with a copy of this Agreement or relevant portions thereof.


                                   ARTICLE IX

                               GENERAL PROVISIONS

         9.1 Injunctive Relief and Additional Remedy. The Executive acknowledges that the injury that would be suffered by the Employer as a result of a breach of the provisions of this Agreement (including any provision of Articles VII and VIII) would be irreparable and that an award of monetary damages to the Employer for such a breach would be an inadequate remedy. Consequently, the Employer will have the right, in addition to any other rights it may have, to obtain injunctive relief to restrain any breach or threatened breach or otherwise to specifically enforce any provision of this Agreement, and the Employer will not be obligated to post bond or other security in seeking such relief.

         9.2 Covenants of Articles VII and VIII Are Essential and Independent Covenants. The covenants by the Executive in Articles VII and VIII are essential elements of this Agreement, and without the Executive's agreement to comply with such covenants, Craftmade would not have consented to the Merger and Craftmade would not have entered into this Agreement or employed or continued the employment of the Executive. The Employer and the Executive have independently consulted their respective counsel and have been advised in all respects concerning the reasonableness and propriety of such covenants, with specific regard to the nature of the business conducted by the Employer.

         The Executive's covenants in Articles VII and VIII are independent covenants and the existence of any claim by the Executive against the Employer under this Agreement or otherwise, or against Craftmade, will not excuse the Executive's breach of any covenant in Articles VII or VIII.

         If the Executive's employment hereunder expires or is terminated, this Agreement will continue in full force and effect as is necessary or appropriate to enforce the covenants and agreements of the Executive in Articles VII and VIII.

         9.3 Representations and Warranties by the Executive. The Executive represents and warrants to the Employer that the execution and delivery by the Executive of this Agreement do not, and the performance by the Executive of the Executive's obligations hereunder will not, with





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or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ,injunction, or order of any court, arbitrator, or governmental agency applicable to the Executive; or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which the Executive is a party or by which the Executive is or may be bound.

         9.4 Obligations Contingent on Performance. The obligations of the Employer hereunder, including its obligation to pay the compensation provided for herein, are contingent upon the Executive's performance of the Executive's obligations hereunder.

         9.5 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by either party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party;
(b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

         9.6 Binding Effect; Delegation of Duties Prohibited. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, assigns, heirs, and legal representatives, including any entity with which the Employer may merge or consolidate or to which all or substantially all of its assets may be transferred. The duties and covenants of the Executive under this Agreement, being personal, may not be delegated.

         9.7 Notices. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or
(c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

         If to Employer:
                 Trade Source International, Inc.
                 P.O. Box 5158
                 El Dorado Hills, California 95630
                 Facsimile No.: (916) 933-6047

         Executive:
                 Neall Humphrey
            c/o Trade Source International, Inc.
                 5005 Hillsdale Circle
                 El Dorado Hills, California 95762
                 Facsimile No.: (916) 933-6047

         with a copy to:
                 Gary L. Bradus
                 Weintraub Genshlea & Sproul
                 400 Capitol Mall
                 Eleventh Floor
                 Sacramento, California 95814
                 Facsimile No.: (916) 446-1611

         Craftmade:
                 Craftmade International, Inc.
                 650 South Royal Lane
                 Suite 100
                 P.O. Box #1037
                 Coppell, Texas 75019-1037
                 Attention: James Ridings
                 Facsimile No.: (972) 304-3754

         with a copy to:
                 Brian D. Barnard
                 Haynes and Boone, LLP
                 201 Main Street
                 Suite 2200
                 Fort Worth, Texas 76102
                 Facsimile No.: (817) 347-6650

         9.8 Entire Agreement; Amendments. This Agreement, the Merger Agreement, and the documents executed in connection with the Merger Agreement, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be amended orally, but only by an agreement in writing signed by the parties hereto.

         9.9 Governing Law. This Agreement will be governed by the laws of the State of Texas without regard to conflicts of laws principles.

         9.10 Jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in the courts of the State of Texas, County of Dallas, or, if it has or can acquire jurisdiction, in the United States District Court for the Northern District of Texas, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world.

         9.11 Section and Article Headings, Construction. The headings of Sections and Articles in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" and "Article" or "Articles" refer to the corresponding Section or Sections and Article or Articles of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         9.12 Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         9.13 Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

         9.14 Dispute Resolution. Subject to the Company's right to seek injunctive relief in court as provided in Section 9.1 of this Agreement, any dispute, controversy or claim arising out of or in relation to or connection to this Agreement, including without limitation any dispute as to the construction, validity, interpretation, enforceability or breach of this Agreement, shall be exclusively and finally settled by arbitration, and any party may submit such dispute, controversy or claim, including a claim for indemnification under this Section 9.14, to arbitration.

                 (a) Arbitrators. The arbitration shall be heard and determined by one arbitrator, who shall be impartial and who shall be selected by mutual agreement of the parties; provided, however, that if the dispute involves more than $50,000, then the arbitration shall be heard and determined by three (3) arbitrators. If three (3) arbitrators are necessary as provided above, then (i) each side shall appoint an arbitrator of its choice within thirty (30) days of the submission of a notice of arbitration and (ii) the party-appointed arbitrators shall in turn appoint a presiding arbitrator of the tribunal within thirty (30) days following the appointment of the last party-appointed arbitrator. If (x) the parties cannot agree on the sole arbitrator, (y) one party refuses to appoint its party-appointed arbitrator within said thirty (30) day period or (z) the party-appointed arbitrators cannot reach agreement on a presiding arbitrator of the tribunal, then the appointing authority for the implementation of such procedure shall be the Senior United States District Judge for the Northern District of Texas, who shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim.

If the Senior United States District Judge for the Northern District of Texas refuses or fails to act as the appointing authority within ninety (90) days after being requested to do so, then the appointing authority shall be the Chief Executive Officer of the American Arbitration Association, who shall appoint an independent arbitrator who does not have any financial interest in the dispute, controversy or claim. All decisions and awards by the arbitration tribunal shall be made by majority vote.

                 (b) Proceedings. Unless otherwise expressly agreed in writing by the parties to the arbitration proceedings:

                          (i) The arbitration proceedings shall be held in Dallas, Texas, at a site chosen by mutual agreement of the parties, or if the parties cannot reach agreement on a location within thirty (30) days of the appointment of the last arbitrator, then at a site chosen by the arbitrators;

                          (ii) The arbitrators shall be and remain at all times wholly independent and impartial;

                          (iii)   The arbitration proceedings shall be
                 conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association, as amended from time to time;

                          (iv) Any procedural issues not determined under the arbitral rules selected pursuant to item (iii) above shall be determined by the law of the place of arbitration, other than those laws which would refer the matter to another jurisdiction;

                          (v) The costs of the arbitration proceedings (including attorneys' fees and costs) shall be borne in the manner determined by the arbitrators;

                          (vi) The decision of the arbitrators shall be reduced to writing; final and binding without the right of appeal; the sole and exclusive remedy regarding any claims, counterclaims, issues or accounting presented to the arbitrators; made and promptly paid in United States dollars free of any deduction or offset; and any costs or fees incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the party resisting such enforcement;

                          (vii) The award shall include interest from the date of any breach or violation of this Agreement, as determined by the arbitral award, and from the date of the award until paid in full, at 6% per annum; and

                          (viii) Judgment upon the award may be entered in any court having jurisdiction over the person or the assets of the party owing the judgment or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

   9.15 Guarantee of Performance. In the event that Employer fails to comply with any of its obligations pursuant to this Agreement, Craftmade shall use its best efforts to fulfill such obligations of Employer.


                                   * * * * *

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date above first written above.

                                        EXECUTIVE:


                                        /s/ Neall Humphrey
                                        ------------------------------------
                                        Neall Humphrey




                                        CRAFTMADE INTERNATIONAL, INC.



                                        By: /s/ James R. Ridings
                                            --------------------------------
                                        Name: James R. Ridings
                                             -------------------------------
                                        Title: President
                                              ------------------------------



                                        TRADE SOURCE INTERNATIONAL, INC.




                                        By: /s/ James R. Ridings
                                            --------------------------------
                                        Name: James R. Ridings
                                              ------------------------------
                                        Title: President
                                               -----------------------------